UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2010

Hudson Pacific Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 22, 2010, we completed the acquisition of 10950 Washington Blvd., Culver City, California (“10950 Washington”) from an affiliate of Embarcadero Capital Partners LLC, the seller. The purchase price, which was determined through negotiations between our operating partnership and the seller, was approximately $46.0 million, paid in cash funded with borrowings under our revolving credit facility. There are no material relationships between us and the seller.

Located in one of West Los Angeles’ premier entertainment business districts, the 158,873-square-foot office property is 99.5 percent leased, with an average lease term of five years. The $46.0 million acquisition includes the assumption of an existing $30.0 million loan.

Item 7.01	Regulation FD Disclosure.

On December 22, 2010, we issued a press release. A copy of the press release is furnished as Exhibit 99.1 hereto.

The information being furnished pursuant to Item 7.01 shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Financial statements of 10950 Washington are incorporated by reference from our registration statement on
Form S-11, File No. 333-170751, as filed with the SEC on November 22, 2010.

(b) Pro forma financial information.

Pro forma financial information for 10950 Washington is incorporated by reference from our registration statement on Form S-11, File No. 333-170751, as filed with the SEC on November 22, 2010.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release issued by Hudson Pacific Properties, Inc. dated December 22, 2010.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond our control, that may cause actual results to differ significantly from those expressed in any forward-looking statement. All forward-looking statements reflect our good faith beliefs, assumptions and expectations, but they are not guarantees of future performance. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause our future results to differ materially from any forward-looking statements, see the section entitled “Risk Factors” in our final prospectus dated June 23, 2010, and other risks described in documents subsequently filed by us from time to time with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.

Date: December 22, 2010	By:	/S/ MARK LAMMAS
Mark Lammas
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Hudson Pacific Properties, Inc. dated December 22, 2010.